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                                                                  EXHIBIT 23.4


                          CONSENT OF DIRECTOR NOMINEE

        The undersigned hereby consents to the reference of the undersigned as a director nominee of Silverleaf Resorts, Inc. (the "Company") in the Company's Registration Statement on Form S-1 (File No. 333-24273).



                                        /s/ JAMES B. FRANCIS, JR.
                                        -------------------------------
                                        James B. Francis, Jr.

June 2, 1997
Dallas, Texas